Acquisitions	12 Months Ended
Dec. 31, 2013
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Acquisitions

Note 3: Acquisitions

In conjunction with business combinations, we record the assets acquired, liabilities assumed and noncontrolling interests at fair value as of the acquisition date, including any contingent consideration. Furthermore, acquisition-related costs, such as due diligence, legal and accounting fees, are expensed in the period incurred and are not capitalized or applied in determining the fair value of the acquired assets.

Hilton Bradford

In October 2013, we purchased the land and building associated with the Hilton Bradford, which we previously leased under a capital lease, for a cash payment of British Pound Sterling (“GBP”) 9 million, or approximately $15 million. As a result of the acquisition, we released our capital lease obligation of $17 million and recognized a gain of $2 million that was included in other gain, net in our consolidated statement of operations for the year ended December 31, 2013.

Land Parcel Acquisition

In April 2013, we acquired a parcel of land for $28 million, which we previously leased under a long-term ground lease.

Odawara Hilton Co., LTD

In December 2012, we purchased the remaining 53.5 percent ownership interest in Odawara Hilton Co., LTD (“OHC”), which leased the Hilton Odawara that we managed, for a cash payment of Japanese Yen (“JPY”) 155 million, or approximately $1 million. Prior to the acquisition, we had a 46.5 percent ownership interest in OHC, with the remaining interest held by nine stockholders each of whom had no more than a 10 percent ownership interest. We were considered to be the primary beneficiary of this VIE and, as such, OHC was consolidated in our consolidated financial statements. Upon completion of the acquisition of the remaining interests, we wholly own OHC. The equity transaction resulted in a decrease of approximately $4 million to additional paid-in capital.

In conjunction with this acquisition and predicated upon the fact that it would occur, in December 2012, OHC executed a binding purchase agreement with the owner of the Hilton Odawara to purchase the building and the surrounding land. However, the closing of the sale, which will include the exchange of cash and the acquisition of the title by Hilton, will not occur until December 2015. As a result of this purchase agreement and other factors, the Hilton Odawara lease, which was previously accounted for as an operating lease, was recorded as a capital lease asset and obligation of $15 million as of December 31, 2012.

Oakbrook Suites and Garden Inn, LLC

In August 2011, we purchased the remaining 50 percent ownership interest in Oakbrook Suites and Garden Inn, LLC (“Oakbrook LLC”), which owned the Hilton Suites Oakbrook and the Hilton Garden Inn Oakbrook Terrace, for a cash payment of $12 million. Prior to the acquisition, we had a 50 percent ownership interest in Oakbrook LLC, which was accounted for using the equity method. Upon completion of the acquisition of the remaining interests, we wholly owned Oakbrook LLC, and it was consolidated in our consolidated financial statements. The fair value of the net assets acquired was $24 million. Our cash paid for the acquisition, along with the carrying value of our investment in Oakbrook LLC, was allocated to the net assets acquired, which consisted primarily of land, buildings and furniture and equipment.